UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024 (March 20, 2024)

Black Hawk Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	6770	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 166 Danville, CA	94506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 217-4482

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	BKHAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	BKHA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth of one ordinary share	BKHAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2024, Black Hawk Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 6,900,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share, of the Company (the “Ordinary Shares”) and one right to receive one-fifth (1/5) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $69,000,000. The Company also granted the underwriters a 45-day option to purchase up to an additional 1,035,000 Units to cover over-allotments, if any.

In connection therewith and the closing of the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1, as amended (File No. 333- 276857) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 5, 2024 (the “Registration Statement”) and declared effective by the Commission on March 20, 2024:

●

Underwriting Agreement, dated March 20, 2024, by and between the Company and EF

Hutton LLC (the “Underwriting Agreement”), a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference;

●	Rights Agreement, dated February 2, 2024, and an amendment no. 1 thereto, dated March 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference;

●	Letter Agreement, dated March 20, 2024, by and among the Company, its officers and directors, and Black Hawk Management, LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference;

●

Investment Management Trust Agreement, dated March 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference;

●	Registration Rights Agreement, dated March 20, 2024, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference;

●	Form of Indemnity Agreement, dated March 20, 2024, by and between the Company and each director and officer of the Company, a copy of which form is filed as Exhibit 10.4 hereto and incorporated herein by reference; and

●

Subscription Agreement, dated October 16, 2023, as amended, by and between the Company and the Sponsor on November 13, 2023 and March 20, 2024, a copy of which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

In addition, on March 25, 2024, the Company entered into a letter agreement (the “Letter Agreement”) with EF Hutton LLC, as representative of the several underwriters named on Schedule A of the Underwriting Agreement, to amend the Underwriting Agreement to clarify and confirm the parties’ understanding as disclosed in the Registration Statement that the right of first refusal granted by the Company to EF Hutton LLC pursuant to the Underwriting Agreement for a period of 18 months after the date of the consummation of the Company’s business combination is for EF Hutton LLC to act as lead left book-running managing, underwriter or lead left placement agent with at least 50% of the economics; or, in the case of a three-handed deal, 40% of the economics, for any and all future public and private equity, convertible and debt offerings for the Company and its successors or subsidiaries. A copy of the Letter Agreement is filed as Exhibit 1.2 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (the “Private Placement”) of 235,500 Units (the “Placement Units”), each Placement Unit consisting of one Ordinary Share and one right, to the Sponsor at a price of $10.00 per Placement Unit, generating total proceeds of $2,355,000. The Placement Units (and the underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On March 22, 2023, the Company adopted its Second Amended and Restated Memorandum and Articles of Association. The Second Amended and Restated Memorandum and Articles of Association is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 8.01 Other Events.

A total of $69,345,000 of the net proceeds from the IPO and the Private Placement were placed in a U.S.-based trust account established for the benefit of the Company’s public shareholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds in the trust account will not be released until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to further amend the Company’s Second Amended and Restated Memorandum and Articles of Association to (A) modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO (or up to 18 or 21 months from the closing of the IPO if the Company extends the period of time to consummate a business combination) or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity and (iii) the redemption of all of the Company’s public shares if the Company is unable to complete its initial business combination within 15 months from the closing of the IPO (or up to 18 or 21 months from the closing of the IPO if the Company extends the period of time to consummate a business combination), subject to applicable law.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the closing of the IPO are filed as Exhibits 99.1 and 99.2, respectively, hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 20, 2024, by and between the Company and EF Hutton LLC

1.2	Letter Agreement dated March 25, 2024 by and among the Company and EF Hutton LLC

3.1	Second Amended and Restated Memorandum and Articles of Association

4.1	Rights Agreement, dated February 2, 2024, and an amendment no. 1 thereto dated March 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated March 20, 2024, by and among the Company, its officers and directors, and Black Hawk Management, LLC

10.2	Investment Management Trust Agreement, dated March 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated March 20, 2024, by and between the Company and Black Hawk Management, LLC

10.4	Form of Indemnity Agreement, dated March 20, 2024, by and between the Company and each directors and officers of the Company

10.5	Subscription Agreement, as amended, by and between the Company and Black Hawk Management, LLC

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Hawk Acquisition Corporation

Date: March 26, 2024	By:	/s/ Kent Louis Kaufman
	Name:	Kent Louis Kaufman
	Title:	Chief Executive Officer

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